Filed Pursuant to Rule 497(e)
1933 Act Nos. 002-93131 and 033-36065
1940 Act Nos. 811-04044 and 811-06673

PARNASSUS FUNDS

PARNASSUS INCOME FUNDS

Parnassus Core Equity FundSM

Investor Shares: PRBLX | Institutional Shares: PRILX

Parnassus Mid Cap FundSM

Investor Shares: PARMX | Institutional Shares: PFPMX

Parnassus Endeavor FundSM

Investor Shares: PARWX | Institutional Shares: PFPWX

Parnassus Mid Cap Growth FundSM

Investor Shares: PARNX | Institutional Shares: PFPRX

Parnassus Fixed Income FundSM

Investor Shares: PRFIX | Institutional Shares: PFPLX

October 4, 2021

Supplement to Statutory Prospectus Dated May 1, 2021 (as supplemented to date)

AMG Transaction

At special shareholder meetings held on September 28, 2021, the shareholders of the Parnassus Funds and Parnassus Income Funds approved new investment advisory agreements with Parnassus Investments, LLC, and elected Benjamin E. Allen, Rajesh Atluru, Donald J. Boteler, Alecia A. DeCoudreaux, Eric P. Rakowski, Roy Swan, Jr., and Kay Yun as Trustees. The new investment advisory agreements are effective as of October 1, 2021, which is the date that Affiliated Managers Group, Inc. (“AMG”) consummated its purchase of a majority interest in Parnassus Investments, LLC (the “Transaction”), a wholly-owned subsidiary of Parnassus Investments, prior to the Transaction. As part of the Transaction, Parnassus Investments contributed substantially all of its assets and liabilities to Parnassus Investments, LLC. Accordingly, effective as of October 1, 2021, the Prospectus is revised as follows:

1.	The name of Parnassus Investments is changed to Parnassus Investments, LLC. All references to “Parnassus Investments” shall refer to Parnassus Investments, LLC unless the context otherwise requires.

2.

The first paragraph under the “Management of the Funds” section of the Prospectus is supplemented by adding the following sentence: “Parnassus Investments, LLC is the successor in interest to Parnassus Investments, effective as of October 1, 2021.”

3.

The last paragraph under the “Management of the Funds” section of the Prospectus is amended and restated in its entirety as follows: “A discussion regarding the basis for the Boards of Trustees approving the renewal of each of the investment advisory agreements with Parnassus Investments is available in the Funds’ most recent semiannual report to shareholders for the most recent semiannual period ended June 30. A discussion regarding the basis for the Boards of Trustees approving the investment advisory agreements with Parnassus Investments, LLC is available in the Funds’ proxy statement filed with the Securities and Exchange Commission on July 19, 2021, and will be available in the Funds’ annual report for the annual period ending December 31, 2021.”

Change in Index for Parnassus Endeavor Fund

The Parnassus Endeavor Fund is changing its broad-based securities market index from the S&P 500® Index to the Russell 1000® Value Index because it believes that the Russell 1000® Value Index better reflects the underlying holdings of the Fund pursuant to its current principal investment strategies. Accordingly, effective as of September 30, 2021, the Prospectus is revised to amend and restate the Fund’s “Performance Information” disclosure, as follows:

Performance Information

The bar chart and table that follow contain information that allows you to evaluate the Parnassus Endeavor Fund’s performance using several measures, such as yearly changes in performance, best and worst quarterly returns, and average annual total returns before and after taxes compared to a broad measure of market performance. The bar chart shows the performance of the Fund’s Investor Shares, and the performance of the Fund’s Institutional Shares will differ from those shown to the extent that the classes of shares do not have the same expenses or inception date. How the Fund performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available on the Fund’s website, www.parnassus.com, or by calling toll-free at (800) 999-3505.

During the ten-year period shown in the bar chart, the highest return for a quarter was 25.9% (quarter ended December 31, 2020), and the lowest return for a quarter was a loss of 25.0% (quarter ended March 31, 2020).

Following is a table comparing the performance of the Parnassus Endeavor Fund’s two share classes with that of the Russell 1000® Value Index and the S&P 500® Index (see “Index Descriptions” in the prospectus) and the Lipper Multi-Cap Value Funds Average. The Fund is changing the broad-based securities market index from the S&P 500® Index to the Russell 1000® Value Index because it believes that the Russell 1000® Value Index better reflects the underlying holdings of the Fund pursuant to its current principal investment strategies. Figures are average annual returns for the one-, five- and ten-year periods ended December 31, 2020. The table is intended to demonstrate the risk of investing in the Fund by showing how the Fund’s average annual total returns, before and after taxes, compare with a broad measure of market performance, the Russell 1000® Value and S&P 500®, and a group of similar mutual funds, the Lipper Multi-Cap Value Funds Average, and also how the Fund’s performance varies from year to year.

Parnassus Endeavor Fund

Average Annual Total Returns (%)
(all periods ended December 31, 2020)
	One Year	Five Years	Ten Years
Investor Shares

Return before Taxes	27.42	16.41	15.20

Return after Taxes on Distributions	27.12	15.16	13.67

Return after Taxes on Distributions and Sale of Fund Shares	16.33	12.88	12.23

Institutional Shares

Return before Taxes	27.72	16.67	15.35

Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes)	2.80	9.74	10.50

S&P 500® Index (reflects no deduction for fees, expenses or taxes)	18.40	15.22	13.88

Lipper Multi-Cap Value Funds Average	3.06	9.33	9.42

The after-tax returns are calculated using the historical highest individual stated federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s individual tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of Fund shares. After-tax returns are shown for Investor Shares only. After-tax returns for Institutional Shares will vary.

Parnassus Endeavor Fund—Institutional Shares were incepted on April 30, 2015. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Endeavor Fund—Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares.

Effective as of September 30, 2021, the Prospectus is revised to supplement the “Index Descriptions” disclosure by adding the following:

Russell 1000® Value Index

The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® companies with lower price-to-book ratios and lower expected growth values. The Russell 1000® Value Index is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment. The Index does not reflect any deductions for fees, expenses or taxes. A direct investment in an index is not possible. The Russell 1000® Value Index is a trademark of the Frank Russell Company. The index is used herein for comparative purposes in accordance with SEC regulations.

Change in Independent Registered Public Accounting Firm

The references to Deloitte & Touche LLP, 555 West 5th Street, Suite 2700, Los Angeles, California, 90013, under the “General Information” section of the Prospectus and on the back cover page of the Prospectus are deleted and replaced by the following: “PricewaterhouseCoopers LLP, 405 Howard Street, Suite 600, San Francisco, California 94105.”

******

Please Read Carefully and Keep for Future Reference

3